Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is dated as of May 8, 2012, and entered into by and between ESTANCIA TULSA, LLC, a Delaware limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”).

RECITALS

WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement, dated as of February 15, 2012 (the “Purchase Agreement”).

WHEREAS, Buyer and Sonoma Grande Tulsa, LLC, a Delaware limited liability company entered into that certain Purchase and Sale Agreement, dated February 15, 2012, for the purchase and sale of the Property (as defined therein) commonly known as the Sonoma Grande Apartments, as such agreement was amended by that certain First Amendment to Purchase and Sale Agreement, dated as of March 19, 2012 (collectively, the “Sonoma Grande PSA”).

WHEREAS, Seller and Buyer desire to modify the Purchase Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Extension Period. Notwithstanding anything to the contrary provided for in Section 4.1 of the Purchase Agreement, the “Closing” of the transaction contemplated by the Purchase Agreement shall be extended to a date that is on or before June 29, 2012.

2.Earnest Money Deposit. Upon consummation of the closing of the Sonoma Grande Apartments in accordance with the Sonoma Grande PSA, the last paragraph of Section 4.6 is hereby amended and restated as follows:

“In the event any of the foregoing conditions has not been satisfied by the Closing Date, Purchaser shall have the right to terminate this Agreement by written notice given to Seller on the Closing Date, whereupon, (y) if such unsatisfied condition is  subparagraph (a), (b), (c), or (g) above, Escrow Agent shall promptly refund the Earnest Money to Purchaser, and (z) if such unsatisfied condition is subparagraph (d), (e), or (f)  above, Escrow Agent shall promptly pay the Earnest Money to Seller, and upon any such termination the parties shall have no further rights, duties or obligations hereunder, other than those which are expressly provided herein to survive the termination of this Agreement; provided, however, that if any of the foregoing conditions has not been satisfied due to a default by Purchaser or Seller hereunder, then Purchaser's and Seller's respective rights, remedies and obligations shall instead be determined in accordance with Article 6.”

3.Miscellaneous.

a.Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

b.Partial Invalidity. If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

c.No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

d.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

e.Entire Agreement; No Other Modification. This Amendment is the final expression of, and contains the entire agreement among, the parties hereto with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed each party hereto. Except as expressly modified by this Amendment, all terms and conditions of the Purchase Agreement, together with any and all exhibits thereto, shall remain unmodified and are in full force and effect and enforceable in accordance with their terms. In the event of a conflict between the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control.

f.Counterparts. This Amendment may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. A signature scanned and sent by facsimile and/or e-mail shall be binding as an original signature.

g.Recitals. The Recitals of this Amendment are hereby incorporated into this Agreement as if fully set forth herein.

<Signatures follow on next page(s)>

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SELLER

ESTANCIA TULSA, LLC,
a Delaware limited liability company

By:    Flournoy Development Company, LLC,
a Georgia limited liability company,
its manager

By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy
President

BUYER

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio
Secretary

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